UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2015

Marathon Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35054	27-1284632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

539 South Main Street Findlay, Ohio	45840-3229
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(419) 422-2121

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement Amendment

On July 11, 2015, MPLX LP (“MPLX”), MarkWest Energy Partners, L.P. (“MWE”), MPLX GP LLC, the general partner of MPLX (“MPLX GP”), Sapphire Holdco LLC, a wholly owned subsidiary of MPLX (“Merger Sub”) and, for certain limited purposes set forth in the Merger Agreement (defined below), Marathon Petroleum Corporation, the indirect parent of MPLX and MPLX GP (“MPC”), entered into an agreement and plan of merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into MWE, with MWE continuing as the surviving entity and becoming a wholly owned subsidiary of MPLX (the “Merger”). On November 10, 2015, MPLX, MPLX GP, MPC, MWE and Merger Sub entered into an amendment to the Merger Agreement (the “Amendment”) pursuant to which the cash portion of the proposed merger consideration was increased from $675 million in the aggregate to $1,075 million.

The Merger Agreement, as amended, provides that at the effective time of the Merger (the “Effective Time”), each common unit of MWE (each, a “Common Unit”) issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive (i)1.090 common units of MPLX representing limited partner interests in MPLX and (ii) cash in an amount obtained by dividing (A) $1,075 million by (B) the number of Common Units (including certain converted equity awards) plus the number of Class B units of MWE, in each case outstanding immediately prior to the Effective Time. The Merger is subject to certain customary conditions, including approval by MWE unitholders.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the press release issued by MPC relating to the Amendment is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As MPLX’s general partner, MPLX GP manages MPLX’s operations and activities through MPLX GP’s officers and directors. MPLX GP is an indirect wholly owned subsidiary of MPC. As a result, certain individuals serve as officers and directors of both MPLX GP and MPC. In addition, as of the date hereof, MPC holds, indirectly through its subsidiaries, 56,932,134 common units and 1,639,525 general partner units of MPLX, representing a 70.9% of the MPLX common units representing limited partner interests and a 2% general partner interest in MPLX.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of November 10, 2015, by and among MPLX, MPLX GP, MPC, MWE and Merger Sub.

99.1	Press Release dated November 10, 2015, issued by MPC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: November 10, 2015	By:	/s/ J. Michael Wilder
	Name:	J. Michael Wilder
	Title:	Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of November 10, 2015, by and among MPLX, MPLX GP, MPC, MWE and Merger Sub.

99.1	Press Release dated November 10, 2015, issued by MPC.